Putnam
OTC & Emerging
Growth Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

After one of the most trying investment periods in recent history, it is with distinct pleasure that we bring you this report of Putnam OTC & Emerging Growth Fund's strong positive performance at net asset value and public offering price for the fiscal year ended July 31, 2003. Although your fund's results lagged those of both of its benchmark indexes, they came in ahead of its Lipper category average. You will find the details on the facing page.

For the most part, the cause of the underperformance relative to the benchmarks lies in the fact that many of the strong performers in the indexes did not meet the fund's selection criteria. Of more significance, in our view, is the decision by the management team to position the portfolio not only with existing market conditions in mind but also to take advantage of what we view as a gathering economic recovery. In the following pages, the managers discuss their strategy in detail and offer their view of prospects for the fund in the months ahead.

While no one can make assurances in such matters, market conditions suggest that better days may lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 17, 2003


Report from Fund Management

Fund highlights

* Putnam OTC & Emerging Growth Fund's class A shares posted returns of 16.32% at net asset value and 9.66% at public offering price for the 12-month period ended July 31, 2003.

* The fund's performance was below that of its primary benchmark, the Russell 2500 Growth Index, which returned 26.79% for the period, and its secondary benchmark, the Russell Midcap Growth Index, which returned 23.15%. This was due in part to the fact that many strong-performing stocks in the indexes didn't meet our selection criteria.

* However, the fund's performance at net asset value was above the average return for the Lipper Mid-Cap Growth category, which was 15.98%.

* See the Performance Summary that begins on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund delivered a solid positive return during a volatile time for the financial markets, which included a struggling U.S. economy, the war with Iraq, and a significant stock market rebound in the second half of the period. The fund's performance lagged that of its primary and secondary benchmarks primarily because many of the stocks that performed well were those companies that did not meet our quality criteria and therefore were not in your fund's portfolio. We believe the indexes may have had greater exposure to lower-quality stocks, which had the strongest upswings during the period. It is important to note that the results for the annual period do not highlight the strong performance gains made for the 2003 year-to-date period. From the start of the calendar year through July 31, 2003, your fund's class A shares delivered a total return of 21.63% at net asset value.

FUND PROFILE

Putnam OTC & Emerging Growth Fund seeks capital appreciation by investing in stocks of U.S. companies traded in the over-the-counter market and in emerging growth companies listed on securities exchanges. The fund targets small and midsize companies whose earnings management expects to grow rapidly. The fund may be appropriate for investors who are seeking above-average growth potential and are willing to assume above-average risk in pursuit of this goal.


Market overview

Much of the 12-month period ended July 31, 2003, was characterized by volatility in the financial markets, fueled by declining consumer spending and sluggish prospects for business profits. Investors were discouraged by almost three years of market losses and either sold stocks or avoided getting back into the market. Despite an 8-week rally in late 2002, the market generally declined through the early months of 2003 as the prospect of war with Iraq loomed, worried consumers spent less, and the earnings outlook worsened for many businesses.

In the last five months of the period, however, a brighter picture began to emerge. In the second quarter of 2003, the Dow Jones Industrial Average delivered its strongest quarterly gain since the fourth quarter of 2001. The market upswing began in April 2003, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of earnings announcements from businesses exceeded expectations and boosted investor confidence. In May, the market continued its upward climb, breaking through its January peak. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June. In July, the Dow marked its fifth consecutive monthly gain -- a winning streak that hadn't occurred since early 1999.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2500 Growth Index (small-company growth stocks)                  26.79%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (small- and midsize-company growth stocks)   23.15%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                    6.30%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                       10.64%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                           5.42%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)                      4.45%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)                     11.95%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
-------------------------------------------------------------------------------


Strategy overview

While market conditions changed considerably from the start of the period to its close, your fund remained true to its mandate, seeking growing, well-managed companies with leading market positions and strong financials. We looked for companies across a broad range of industries, and gradually increased the portfolio's focus in areas that we believe will benefit from an improving economy. A number of stocks we avoided during the period posted strong performance; however, they appeared unattractive to us because we believed expectations for these companies were too high -- as were their stock prices.

During the period, we began to see evidence of a recovery in the battered technology sector. The severe market downturn that began in 2000 taught investors that technology stocks are cyclical; like any market sector with strong growth potential, they do not appreciate without interruption. However, we believe technology will continue to be a major growth trend and the driving force behind productivity and economic growth. In addition, because of the downturn, stocks of many small and midsize technology companies are now trading at attractive prices. For these reasons, technology stocks continued to represent a significant portion of your fund's assets.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                               as of     as of
                              1/31/03   7/31/03

Retail                         12.1%     12.7%

Electronics                     9.5%     11.9%

Health-care services           12.6%     10.7%

Software                        7.6%      6.5%

Semiconductor                   3.2%      5.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the stocks that made a positive contribution to performance was Marvell Technology Group, Inc., a semiconductor company. Marvell's computer chips are used in computer storage and broadband communications equipment. The biggest contributor to fund performance during the period, Marvell saw strong demand for its products, despite a difficult economic environment. In the health-care portion of your fund's portfolio, the stock of Gilead Sciences, Inc. performed well. Gilead is a biotechnology company that specializes in products for patients with life-threatening diseases. Gilead stock climbed when sales of Viread, an HIV drug, exceeded expectations. On the services side of the health-care sector, Caremark Rx, Inc. helped fund performance. The company distributes prescription drugs through retail and mail-order pharmacies and benefited from Medicaid drug program proposals. Another strong performer in your fund's portfolio was Career Education Corp., a post-secondary education company. The company, which offers day and evening classes through 51 campuses worldwide, benefited from increased demand in the weak economy, and delivered earnings that exceeded expectations.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Marvell Technology Group, Ltd.
   (Bermuda)
   Electronics

 2 Gilead Sciences, Inc.
   Biotechnology

 3 AutoZone, Inc.
   Retail

 4 Caremark Rx, Inc.
   Health-care services

 5 Michaels Stores, Inc.
   Retail

 6 Westwood One, Inc.
   Broadcasting

 7 Family Dollar Stores, Inc.
   Retail

 8 Advance Auto Parts, Inc.
   Retail

 9 QLogic Corp.
   Electronics

10 TCF Financial Corp.
   Banking

Footnote reads:
These holdings represent 16.5% of the fund's net assets as of 7/31/03 The fund's holdings will change over time

Despite overall solid returns for your fund, some holdings had a negative effect on performance during the period. The stock of Westwood One, Inc., a radio network company, performed poorly due to continued weakness in radio advertising spending. The stock remained in the portfolio at the close of the period; we believe it is a leader in its industry and is a good long-term prospect. Also delivering disappointing results was the stock of InterMune, Inc., a biotechnology firm. The stock's decline was due to negative test results for the company's drug Actimmune, which treats a disorder of the immune system. By the close of the period, we had sold this stock from the portfolio. Other weak holdings during the period were Corning Incorporated, a technology and telecommunications business that produces optical fiber and cable, and Exar Corporation, an electronics company.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Roland Gillis (Portfolio Leader), Daniel Miller (Portfolio Member), Kenneth Doerr, Anthony Sellitto, and Richard Weed.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we enter a new fiscal year, we are optimistic about the outlook for the economy and the long-term growth prospects for stocks in the fund's portfolio. We are beginning to see signs of stability -- and perhaps recovery -- in the U.S. economy, prompted by low interest rates, changing tax laws, tremendous cost control efforts by corporations, and early signs of improvement in corporate earnings.

In light of this environment, we have positioned the portfolio to take advantage of an economic recovery. As a brighter picture emerges, we anticipate that investors will begin moving out of more conservative investments in order to capture growth opportunities. For this reason, we have reduced the fund's exposure to more defensive stocks in favor of those that are more economically sensitive, such as technology, consumer cyclicals, and biotechnology. As always, your fund will remain broadly diversified and we will continue to identify companies with strong management teams, healthy balance sheets, and the potential to reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



-----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
-----------------------------------------------------------------------------------------------------------
                        Class A                 Class B                 Class C                 Class M
(inception dates)      (11/1/82)               (7/15/93)               (7/26/99)               (12/9/94)
                    NAV         POP         NAV        CDSC         NAV        CDSC         NAV         POP
-----------------------------------------------------------------------------------------------------------
1 year            16.32%       9.66%      15.51%      10.51%      15.56%      14.56%      15.83%      11.80%
-----------------------------------------------------------------------------------------------------------
5 years          -49.81      -52.70      -51.65      -52.31      -51.58      -51.58      -51.06      -52.78
Annual average   -12.88      -13.91      -13.53      -13.77      -13.50      -13.50      -13.32      -13.93
-----------------------------------------------------------------------------------------------------------
10 years          17.48       10.76        9.23        9.23        9.19        9.19       11.66        7.72
Annual average     1.62        1.03        0.89        0.89        0.88        0.88        1.11        0.75
-----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)    10.69       10.38        9.76        9.76        9.88        9.88       10.03        9.84
-----------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.



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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
-------------------------------------------------------------------------
                                                            Lipper
                                      Russell Midcap        Mid-Cap
                      Russell 2500        Growth          Growth Funds
                      Growth Index        Index         category average*
-------------------------------------------------------------------------
1 year                   26.79%           23.15%             15.98%
-------------------------------------------------------------------------
5 years                  10.12             4.77               8.37
Annual average            1.95             0.94               1.01
-------------------------------------------------------------------------
10 years                107.78           134.00             117.75
Annual average            7.59             8.87               7.44
-------------------------------------------------------------------------
Annual average
(life of fund)              --+              --+              9.65
-------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 507, 224, and 75 funds, respectively, in this Lipper category.

+ The inception date of the index was December 31, 1985, after the fund's inception.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

              Fund's class A     Russell 2500    Russell Midcap
Date/year      shares at POP     Growth Index     Growth Index

7/31/93            9,425            10,000            10,000
7/31/94            9,884            10,275            10,524
7/31/95           14,956            13,936            13,761
7/31/96           17,516            14,791            14,758
7/31/97           20,376            19,113            20,616
7/31/98           22,068            18,869            22,334
7/31/99           26,108            22,510            27,179
7/31/00           41,780            30,420            39,073
7/31/01           15,394            23,332            26,643
7/31/02            9,522            16,387            19,001
7/31/03          $11,076           $20,778           $23,400

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $10,923 and $10,919, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $11,166 ($10,772 at public offering price).


--------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/03
--------------------------------------------------------------------------
                        Class A        Class B   Class C        Class M
Share value:         NAV       POP       NAV       NAV       NAV       POP
--------------------------------------------------------------------------
7/31/02            $5.27     $5.59     $4.77     $5.14     $4.99     $5.17
--------------------------------------------------------------------------
7/31/03             6.13      6.50      5.51      5.94      5.78      5.99
--------------------------------------------------------------------------

* The fund did not make any distributions during the period.



----------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------
                       Class A              Class B             Class C             Class M
(inception dates)     (11/1/82)            (7/15/93)           (7/26/99)           (12/9/94)
                     NAV       POP       NAV      CDSC       NAV      CDSC       NAV       POP
----------------------------------------------------------------------------------------------
1 year              0.34%    -5.44%    -0.56%    -5.53%    -0.52%    -1.52%    -0.36%    -3.80%
----------------------------------------------------------------------------------------------
5 years           -55.37    -57.94    -57.05    -57.64    -57.02    -57.02    -56.49    -58.02
Annual average    -14.90    -15.90    -15.55    -15.78    -15.54    -15.54    -15.33    -15.94
----------------------------------------------------------------------------------------------
10 years           14.98      8.41      6.67      6.67      6.59      6.59      9.21      5.39
Annual average      1.41      0.81      0.65      0.65      0.64      0.64      0.88      0.53
----------------------------------------------------------------------------------------------
Annual average
(life of fund)     10.54     10.23      9.61      9.61      9.72      9.72      9.88      9.69
----------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Nasdaq Composite Index is an unmanaged index that tracks broad market performance of those securities traded on the Nasdaq exchange. Since this index includes many companies in the technology sector, where market trends change quickly, this index can be volatile.

Dow Jones Industrial Average is an unmanaged index of "blue chip" U.S. stocks often quoted as a market indicator.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam OTC & Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam OTC & Emerging Growth Fund (the "fund") at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2003





The fund's portfolio
July 31, 2003

Common stocks (96.3%) (a)
Number of shares                                                                                              Value
Advertising and Marketing Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            451,200 Lamar Advertising Co. (NON)                                                         $15,480,672

Airlines (1.9%)
-------------------------------------------------------------------------------------------------------------------
            453,213 JetBlue Airways Corp. (NON)                                                          20,648,384
            434,153 Ryanair Holdings PLC ADR (Ireland) (NON)                                             18,620,822
                                                                                                      -------------
                                                                                                         39,269,206

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
             96,800 Donaldson Co., Inc.                                                                   4,719,000
            487,500 Gentex Corp. (NON)                                                                   17,325,750
                                                                                                      -------------
                                                                                                         22,044,750

Banking (1.9%)
-------------------------------------------------------------------------------------------------------------------
            349,300 New York Community Bancorp, Inc.                                                     10,444,070
            618,100 TCF Financial Corp.                                                                  28,216,265
                                                                                                      -------------
                                                                                                         38,660,335

Biotechnology (4.2%)
-------------------------------------------------------------------------------------------------------------------
            674,283 Amylin Pharmaceuticals, Inc. (NON)                                                   16,162,564
            512,800 Celgene Corp. (NON)                                                                  18,773,608
            531,400 Gilead Sciences, Inc. (NON)                                                          36,268,050
            304,200 Trimeris, Inc. (NON)                                                                 13,491,270
                                                                                                      -------------
                                                                                                         84,695,492

Broadcasting (3.2%)
-------------------------------------------------------------------------------------------------------------------
             99,900 Citadel Broadcasting Corp. (NON)                                                      1,898,100
            843,551 Cumulus Media, Inc. Class A (NON)                                                    14,753,707
            339,300 Entercom Communications Corp. (NON)                                                  16,079,427
          1,045,600 Westwood One, Inc. (NON)                                                             31,932,624
                                                                                                      -------------
                                                                                                         64,663,858

Commercial and Consumer Services (2.0%)
-------------------------------------------------------------------------------------------------------------------
            310,500 CDW Corp                                                                             14,866,740
            457,666 Choicepoint, Inc. (NON)                                                              17,455,381
            351,300 Robert Half International, Inc. (NON)                                                 7,626,723
                                                                                                      -------------
                                                                                                         39,948,844

Communications Equipment (2.6%)
-------------------------------------------------------------------------------------------------------------------
             53,792 Alcatel SA ADR (France) (NON)                                                           530,389
          1,892,800 CIENA Corp. (NON)                                                                    10,997,168
          1,299,000 Corning, Inc. (NON)                                                                  10,573,860
          1,398,000 Juniper Networks, Inc. (NON)                                                         20,173,140
          1,691,600 Tellabs, Inc. (NON)                                                                  11,384,468
                                                                                                      -------------
                                                                                                         53,659,025

Computers (1.4%)
-------------------------------------------------------------------------------------------------------------------
            238,200 Magma Design Automation, Inc. (NON)                                                   4,752,090
            917,923 McDATA Corp. Class A (NON)                                                            9,922,748
            928,200 Network Appliance, Inc. (NON)                                                        14,832,636
                                                                                                      -------------
                                                                                                         29,507,474

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
            122,000 Weight Watchers International, Inc. (NON)                                             5,477,800
            483,900 Yankee Candle Co., Inc. (The) (NON)                                                  11,623,278
                                                                                                      -------------
                                                                                                         17,101,078

Distribution (0.7%)
-------------------------------------------------------------------------------------------------------------------
            400,700 Performance Food Group Co. (NON)                                                     15,138,446

Electronics (11.9%)
-------------------------------------------------------------------------------------------------------------------
          6,264,300 Agere Systems, Inc. Class A (NON)                                                    17,602,683
            990,800 Brooks Automation, Inc. (NON)                                                        19,072,900
            765,900 Cypress Semiconductor Corp. (NON)                                                    10,707,282
          1,304,700 Exar Corp. (NON)                                                                     18,657,210
          1,290,900 Integrated Device Technology, Inc. (NON)                                             14,858,259
          1,063,300 Intersil Corp. Class A (NON)                                                         26,220,978
            927,400 Jabil Circuit, Inc. (NON)                                                            21,376,570
          1,419,779 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       49,919,430
            692,245 QLogic Corp. (NON)                                                                   29,178,127
            413,700 Silicon Laboratories, Inc. (NON)                                                     15,186,927
          2,237,900 Skyworks Solutions, Inc. (NON)                                                       19,044,529
                                                                                                      -------------
                                                                                                        241,824,895

Energy (3.6%)
-------------------------------------------------------------------------------------------------------------------
            428,000 BJ Services Co. (NON)                                                                14,659,000
            157,500 Cooper Cameron Corp. (NON)                                                            7,530,075
            413,300 Nabors Industries, Ltd. (NON)                                                        14,796,140
            478,700 Patterson-UTI Energy, Inc. (NON)                                                     13,212,120
            689,500 Varco International, Inc. (NON)                                                      11,914,560
            322,000 Weatherford International, Ltd. (Bermuda) (NON)                                      11,678,940
                                                                                                      -------------
                                                                                                         73,790,835

Engineering & Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
            152,600 Jacobs Engineering Group, Inc. (NON)                                                  6,689,984

Gaming & Lottery (1.9%)
-------------------------------------------------------------------------------------------------------------------
            389,500 Alliance Gaming Corp. (NON)                                                           8,308,035
            486,600 Harrah's Entertainment, Inc.                                                         21,240,090
            331,000 Station Casinos, Inc.                                                                 9,599,000
                                                                                                      -------------
                                                                                                         39,147,125

Health Care Services (10.7%)
-------------------------------------------------------------------------------------------------------------------
            449,100 AdvancePCS (NON)                                                                     17,016,399
          1,325,336 Caremark Rx, Inc. (NON)                                                              33,159,907
            787,800 Community Health Systems, Inc. (NON)                                                 17,489,160
            276,800 Coventry Health Care, Inc. (NON)                                                     14,911,216
            235,800 Express Scripts, Inc. Class A (NON)                                                  15,562,800
            120,700 Fisher Scientific International, Inc. (NON)                                           4,562,460
            971,400 Health Management Associates, Inc.                                                   19,398,858
            278,700 Henry Schein, Inc. (NON)                                                             16,287,228
            476,400 Manor Care, Inc.                                                                     13,577,400
            385,300 Mid Atlantic Medical Services, Inc. (NON)                                            20,952,614
            241,900 Pediatrix Medical Group, Inc. (NON)                                                   9,852,587
            699,200 Steris Corp. (NON)                                                                   16,067,616
            851,900 WebMD Corp. (NON)                                                                    10,290,952
            290,600 WellChoice, Inc. (NON)                                                                9,037,660
                                                                                                      -------------
                                                                                                        218,166,857

Insurance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            349,200 Willis Group Holdings, Ltd. (Bermuda)                                                10,510,920

Investment Banking/Brokerage (0.9%)
-------------------------------------------------------------------------------------------------------------------
            461,500 T. Rowe Price Group, Inc.                                                            18,732,285

Lodging/Tourism (1.9%)
-------------------------------------------------------------------------------------------------------------------
            241,600 Extended Stay America, Inc. (NON)                                                     3,614,336
          1,450,300 Hilton Hotels Corp.                                                                  21,174,380
            398,200 Starwood Hotels & Resorts Worldwide, Inc.                                            12,981,320
                                                                                                      -------------
                                                                                                         37,770,036

Manufacturing (0.5%)
-------------------------------------------------------------------------------------------------------------------
            160,500 IDEX Corp.                                                                            5,938,500
            100,600 Roper Industries, Inc.                                                                4,013,940
                                                                                                      -------------
                                                                                                          9,952,440

Medical Technology (3.1%)
-------------------------------------------------------------------------------------------------------------------
            221,000 Charles River Laboratories International, Inc. (NON)                                  8,212,360
            154,600 ResMed, Inc. (NON)                                                                    6,137,620
            313,300 Respironics, Inc. (NON)                                                              12,525,734
            443,500 Thoratec Corp. (NON)                                                                  6,674,675
            241,600 Varian Medical Systems, Inc. (NON)                                                   14,824,576
            315,600 Zimmer Holdings, Inc. (NON)                                                          15,088,836
                                                                                                      -------------
                                                                                                         63,463,801

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            122,800 Kinder Morgan, Inc.                                                                   6,569,800

Oil & Gas (1.4%)
-------------------------------------------------------------------------------------------------------------------
            533,600 Noble Corp. (Cayman Islands) (NON)                                                   17,539,432
            612,700 XTO Energy, Inc.                                                                     11,825,110
                                                                                                      -------------
                                                                                                         29,364,542

Pharmaceuticals (2.3%)
-------------------------------------------------------------------------------------------------------------------
            171,750 Barr Laboratories, Inc. (NON)                                                        11,601,713
             88,600 Cephalon, Inc. (NON)                                                                  4,428,228
            461,400 Mylan Laboratories, Inc.                                                             15,581,478
            380,700 Watson Pharmaceuticals, Inc. (NON)                                                   15,205,158
                                                                                                      -------------
                                                                                                         46,816,577

Restaurants (3.8%)
-------------------------------------------------------------------------------------------------------------------
            877,500 Applebee's International, Inc.                                                       27,992,250
            253,400 Brinker International, Inc. (NON)                                                     8,869,000
            636,300 CBRL Group, Inc.                                                                     22,423,212
            161,600 Outback Steakhouse, Inc.                                                              6,035,760
            258,300 P.F. Chang's China Bistro, Inc. (NON)                                                12,496,554
                                                                                                      -------------
                                                                                                         77,816,776

Retail (12.7%)
-------------------------------------------------------------------------------------------------------------------
            404,699 99 Cents Only Stores (NON)                                                           13,840,706
            439,800 Advance Auto Parts, Inc. (NON)                                                       29,875,614
            399,900 AutoZone, Inc. (NON)                                                                 33,295,674
            352,400 BJ's Wholesale Club, Inc. (NON)                                                       6,871,800
            680,700 Chico's FAS, Inc. (NON)                                                              18,481,005
            529,000 Dollar Tree Stores, Inc. (NON)                                                       19,403,720
            841,200 Family Dollar Stores, Inc.                                                           31,553,412
            217,500 Linens 'N Things, Inc. (NON)                                                          5,818,125
            833,000 Michaels Stores, Inc.                                                                32,162,130
            382,200 Pacific Sunwear of California, Inc. (NON)                                            11,599,770
            312,800 PETCO Animal Supplies, Inc. (NON)                                                     7,848,152
            743,600 PETsMART, Inc.                                                                       14,745,588
            350,500 Ross Stores, Inc.                                                                    16,017,850
            155,400 Tuesday Morning Corp. (NON)                                                           4,410,252
            451,300 Williams-Sonoma, Inc. (NON)                                                          12,749,225
                                                                                                      -------------
                                                                                                        258,673,023

Schools (2.6%)
-------------------------------------------------------------------------------------------------------------------
            389,300 Apollo Group, Inc. Class A (NON)                                                     25,211,068
            226,986 Career Education Corp. (NON)                                                         18,930,632
            162,000 Education Management Corp. (NON)                                                      9,407,340
            125,000 UNEXT.com, LLC (acquired 4/14/00, cost $10,451,238) (Private) (RES)                     100,000
                                                                                                      -------------
                                                                                                         53,649,040

Semiconductor (5.3%)
-------------------------------------------------------------------------------------------------------------------
            307,200 Cymer, Inc. (NON)                                                                    12,426,240
            390,500 KLA-Tencor Corp. (NON)                                                               20,169,325
          1,122,400 LAM Research Corp. (NON)                                                             24,423,424
          1,096,700 LTX Corp. (NON)                                                                      10,868,297
            758,900 Novellus Systems, Inc. (NON)                                                         27,176,209
            743,500 Teradyne, Inc. (NON)                                                                 12,230,575
                                                                                                      -------------
                                                                                                        107,294,070

Shipping (1.3%)
-------------------------------------------------------------------------------------------------------------------
            273,400 Expeditors International of Washington, Inc.                                          9,178,038
            251,600 Heartland Express, Inc. (NON)                                                         6,390,640
            213,600 Hunt (JB) Transport Services, Inc. (NON)                                             10,005,024
                                                                                                      -------------
                                                                                                         25,573,702

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
            281,200 Avid Technology, Inc. (NON)                                                          13,064,552
          1,060,700 BEA Systems, Inc. (NON)                                                              14,001,240
            698,900 Cognos, Inc. (Canada) (NON)                                                          18,912,234
            933,400 Documentum, Inc. (NON)                                                               16,007,810
            873,300 Internet Security Systems, Inc. (NON)                                                10,313,673
            494,200 Macromedia, Inc. (NON)                                                               10,140,984
            754,600 Manhattan Associates, Inc. (NON)                                                     20,781,684
            362,400 Mercury Interactive Corp. (NON)                                                      14,264,064
          2,017,400 webMethods, Inc. (NON)                                                               15,735,720
                                                                                                      -------------
                                                                                                        133,221,961

Technology Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            284,900 Cognizant Technology Solutions Corp. (NON)                                            8,769,222
            181,400 Fair, Isaac and Co., Inc.                                                             9,802,856
            281,200 VeriSign, Inc. (NON)                                                                  3,754,020
                                                                                                      -------------
                                                                                                         22,326,098

Telecommunications (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,470,500 American Tower Corp. Class A (NON)                                                   13,381,550
            695,080 Citizens Communications Co. (NON)                                                     8,236,698
          1,703,400 Sprint Corp. (PCS Group) (NON)                                                       10,475,910
                                                                                                      -------------
                                                                                                         32,094,158

Transportation (0.4%)
-------------------------------------------------------------------------------------------------------------------
            207,400 UTI Worldwide, Inc.                                                                   7,318,109

Waste Management (1.1%)
-------------------------------------------------------------------------------------------------------------------
            375,700 Stericycle, Inc. (NON)                                                               16,955,341
            181,700 Waste Connections, Inc. (NON)                                                         6,168,714
                                                                                                      -------------
                                                                                                         23,124,055
                                                                                                      -------------
                    Total Common stocks (cost $1,807,557,706)                                        $1,964,060,269

Convertible preferred stocks (1.3%) (a) (NON)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
          1,020,280 Asymptote Ser. D, zero % cv. pfd. (acquired
                    9/19/00, cost $13,554,496) (Private) (RES)                                             $311,185
            496,666 Bowstreet, Inc. Ser. D, $7.00 cum. cv. pfd.
                    (acquired 10/25/00, cost $5,959,992) (Private) (RES)                                    372,500
            224,820 Capella Education Co., Inc. Class F, zero % cv. pfd.
                    (acquired 2/14/02, cost $224,820) (Private) (RES)                                     2,697,845
            105,556 CiDRA Corp. Ser. D, $7.70 cv. pfd. (acquired
                    6/15/00, cost $9,500,040) (Private) (RES) (AFF)                                       3,694,460
          1,277,547 CommVault Systems, zero % cv. pfd. (acquired
                    1/30/02, cost $4,000,000) (Private) (RES)                                             3,794,315
          3,799,710 eStudio LIVE, Inc. (acquired various dates from
                    2/23/00 to 1/14/03, cost $6,157,009) (Private) (RES) (AFF)                            3,799,710
             16,000 eStudio LIVE, Inc. (acquired 6/20/02, cost $40,000) (Private) (RES)                      16,000
         10,627,800 Hyperchip, Inc. Ser. C, 8.00% cv. pfd. (acquired
                    9/5/00, cost $9,352,464) (Private) (RES)                                              2,338,116
            425,000 Lightwave Microsystems Corp. Ser. G, $0.80 cv. pfd.
                    (acquired 10/19/00, cost $4,250,000) (Private) (RES)                                      4,250
          1,690,574 MarketSoft Software Corp. Ser. D, zero % cv. pfd.
                    (acquired 12/7/00, cost $8,250,001) (Private) (RES) (AFF)                             3,296,619
            555,882 NuTool, Inc. Ser. C, $0.27 cv. pfd. (acquired
                    11/15/00, cost $1,889,999) (Private) (RES)                                            1,940,028
            202,937 NuTool, Inc. Ser. D, zero % cv. pfd. (acquired
                    11/1/01, cost $793,484) (Private) (RES)                                                 708,250
            878,186 Totality Corp. Ser. D, $0.346 cum. cv. pfd.
                    (acquired 6/26/00, cost $3,799,999) (Private) (RES)                                     351,274
            459,362 Vivace Networks, Inc. Ser. C, $0.583 cv. pfd.
                    (acquired 9/7/00, cost $4,464,999) (Private) (RES)                                    3,679,490
                                                                                                      -------------
                    Total Convertible preferred stocks (cost $74,512,486)                               $27,004,042

Convertible bonds and notes (--%) (a) (cost $250,000)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
           $250,000 eStudio LIVE, Inc. cv. bonds 12s, 2013 (acquired
                    1/14/03, cost $250,000) (Private) (NON) (RES)                                          $250,000

Short-term investments (3.7%) (a) (cost $75,705,179)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
        $75,705,179 Short-term investments held in Putnam commingled cash account with yields ranging from 1.00%
                    to 1.24% and due dates ranging from August 1, 2003
                    to September 25, 2003 (d)                                                           $75,705,179
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,958,025,371)                                          $2,067,019,490
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,039,858,301.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2003 was $27,354,042 or 1.3% of net assets.

(AFF) Affiliated Companies (Note 5).

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified
cost $1,958,025,371) (Note 1)                                                $2,067,019,490
-------------------------------------------------------------------------------------------
Cash                                                                                  1,950
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           411,769
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,565,623
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,453,251
-------------------------------------------------------------------------------------------
Total assets                                                                  2,079,452,083

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 27,212,782
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,965,993
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,013,947
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,087,392
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       240,769
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,801
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              739,973
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              331,125
-------------------------------------------------------------------------------------------
Total liabilities                                                                39,593,782

Net assets                                                                   $2,039,858,301

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $7,821,157,354
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (5,890,293,172)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      108,994,119
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,039,858,301

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,120,364,282 divided by 182,634,487 shares)                                        $6.13
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.13)*                                $6.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($399,188,885 divided by 72,461,493 shares)**                                         $5.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($25,779,247 divided by 4,340,243 shares)**                                           $5.94
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($220,722,621 divided by 38,181,499 shares)                                           $5.78
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $5.78)*                                $5.99
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($273,803,266 divided by 43,521,260 shares)                                           $6.29
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 2003
Investment income:
---------------------------------------------------------------------------------
Dividends (net of foreign tax of $6,090)                               $2,627,900
---------------------------------------------------------------------------------
Interest                                                                  681,307
---------------------------------------------------------------------------------
Total investment income                                                 3,309,207

Expenses:
---------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                       11,028,103
---------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          6,392,282
---------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                          58,669
---------------------------------------------------------------------------------
Administrative services (Note 2)                                           29,689
---------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                   2,597,513
---------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                   3,702,163
---------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                     241,232
---------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   1,414,615
---------------------------------------------------------------------------------
Other                                                                   3,462,441
---------------------------------------------------------------------------------
Total expenses                                                         28,926,707
---------------------------------------------------------------------------------
Expense reduction (Note 2)                                               (442,949)
---------------------------------------------------------------------------------
Net expenses                                                           28,483,758
---------------------------------------------------------------------------------
Net investment loss                                                   (25,174,551)
---------------------------------------------------------------------------------
Net realized loss on investments (including net realized loss of
$42,613,582 on sales of investments in affiliated issuers)
(Notes 1, 3 and 5)                                                   (440,816,216)
---------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                      547,513
---------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year            736,683,162
---------------------------------------------------------------------------------
Net gain on investments                                               296,414,459
---------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 $271,239,908
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                Year ended July 31
Increase (decrease) in net assets                                            2003                  2002
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(25,174,551)         $(37,187,766)
--------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (440,268,703)       (1,662,947,698)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                            736,683,162           315,618,661
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            271,239,908        (1,384,516,803)
--------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (267,426,387)         (398,597,310)
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 3,813,521        (1,783,114,113)

Net assets
--------------------------------------------------------------------------------------------------------
Beginning of year                                                   2,036,044,780         3,819,158,893
--------------------------------------------------------------------------------------------------------
End of year                                                        $2,039,858,301        $2,036,044,780
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------


Per-share                                                   Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.27        $8.52       $29.96       $19.80       $17.35
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.07)        (.13)        (.24)        (.14)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .92        (3.18)      (16.72)       12.33         3.15
------------------------------------------------------------------------------------------------
Total from
investment operations                    .86        (3.25)      (16.85)       12.09         3.01
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.13        $5.27        $8.52       $29.96       $19.80
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 16.32       (38.15)      (63.15)       60.03        18.31
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,120,364   $1,166,011   $2,207,311   $5,739,645   $2,804,929
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.38         1.24         1.04          .93          .98
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.18)       (1.09)        (.84)        (.75)        (.85)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 55.11        79.54        99.14       104.11       139.84
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------


Per-share                                                 Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.77        $7.77       $28.10       $18.78       $16.61
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.11)        (.23)        (.45)        (.26)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .83        (2.89)      (15.51)       11.70         2.99
------------------------------------------------------------------------------------------------
Total from
investment operations                    .74        (3.00)      (15.74)       11.25         2.73
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.51        $4.77        $7.77       $28.10       $18.78
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 15.51       (38.61)      (63.43)       58.77        17.42
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $399,189     $411,843     $872,627   $2,619,509   $1,328,681
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.13         1.99         1.79         1.68         1.73
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.93)       (1.84)       (1.58)       (1.50)       (1.60)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 55.11        79.54        99.14       104.11       139.84
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------
                                                                                         For the
                                                                                          period
                                                                                      July 26,1999+
Per-share                                                Year ended July 31             to July 31
operating performance                   2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.14        $8.37       $29.75       $19.80       $20.65
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.12)        (.24)        (.47)          --(d)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .90        (3.11)      (16.55)       12.35         (.85)
---------------------------------------------------------------------------------------------------
Total from
investment operations                    .80        (3.23)      (16.79)       11.88         (.85)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (4.59)       (1.93)          --
---------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.59)       (1.93)          --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.94        $5.14        $8.37       $29.75       $19.80
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 15.56       (38.59)      (63.44)       58.94        (4.12)*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $25,779      $26,540      $51,023     $110,916          $75
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.13         1.99         1.79         1.68          .03*
---------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.93)       (1.84)       (1.59)       (1.46)        (.03)*
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 55.11        79.54        99.14       104.11       139.84
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------


Per-share                                                Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $4.99        $8.11       $28.98       $19.27       $17.00
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.10)        (.19)        (.39)        (.22)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .87        (3.02)      (16.09)       12.03         3.05
------------------------------------------------------------------------------------------------
Total from
investment operations                    .79        (3.12)      (16.28)       11.64         2.83
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.78        $4.99        $8.11       $28.98       $19.27
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 15.83       (38.47)      (63.35)       59.32        17.61
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $220,723     $190,171     $289,934     $632,154     $303,677
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.88         1.74         1.54         1.43         1.48
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.68)       (1.59)       (1.34)       (1.25)       (1.35)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 55.11        79.54        99.14       104.11       139.84
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------


Per-share                                                Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.39        $8.69       $30.35       $19.98       $17.46
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.06)        (.09)        (.16)        (.10)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .95        (3.24)      (16.98)       12.46         3.18
------------------------------------------------------------------------------------------------
Total from
investment operations                    .90        (3.30)      (17.07)       12.30         3.08
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (4.59)       (1.93)        (.56)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.29        $5.39        $8.69       $30.35       $19.98
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 16.70       (37.97)      (63.05)       60.56        18.60
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $273,803     $241,480     $398,264     $804,773     $129,334
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.13          .99          .79          .68          .73
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.93)        (.84)        (.59)        (.48)        (.60)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 55.11        79.54        99.14       104.11       139.84
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $5,598,658,175 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
  $246,465,953    July 31, 2009
 4,367,146,683    July 31, 2010
   985,045,539    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004, $172,543,092 of losses recognized during the period November 1, 2002 to July 31, 2003.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $25,174,551 to increase undistributed net investment income and $25,174,551 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                   $288,027,091
Unrealized depreciation                   (298,124,877)
                                        --------------
Net unrealized depreciation                (10,097,786)
Capital loss carryforward               (5,598,658,175)
Post October loss                         (172,543,092)
Cost for federal income
tax purposes                            $2,077,117,276


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2003, the fund's expenses were reduced by $442,949 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,629 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $151,350 and $3,635 from the sale of class A and class M shares, respectively, and received $667,090 and $3,976 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $13,240 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,002,036,672 and $1,299,437,599, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                                 531,509             715,521
Options exercised                             (200,785)           (168,008)
Options expired                               (330,724)           (547,513)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --                 $--
---------------------------------------------------------------------------


Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 73,186,303        $383,865,220
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            73,186,303         383,865,220

Shares repurchased                        (111,791,907)       (579,453,807)
---------------------------------------------------------------------------
Net decrease                               (38,605,604)      $(195,588,587)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                141,085,621        $975,721,229
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                           141,085,621         975,721,229

Shares repurchased                        (178,904,309)     (1,217,260,764)
---------------------------------------------------------------------------
Net decrease                               (37,818,688)      $(241,539,535)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,941,791         $47,354,848
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,941,791          47,354,848

Shares repurchased                         (23,843,016)       (111,182,134)
---------------------------------------------------------------------------
Net decrease                               (13,901,225)       $(63,827,286)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,477,849         $89,995,211
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            14,477,849          89,995,211

Shares repurchased                         (40,461,318)       (248,091,504)
---------------------------------------------------------------------------
Net decrease                               (25,983,469)      $(158,096,293)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,821,275          $9,425,623
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,821,275           9,425,623

Shares repurchased                          (2,642,607)        (13,432,847)
---------------------------------------------------------------------------
Net decrease                                  (821,332)        $(4,007,224)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,858,358         $19,533,781
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,858,358          19,533,781

Shares repurchased                          (3,789,693)        (25,285,588)
---------------------------------------------------------------------------
Net decrease                                  (931,335)        $(5,751,807)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,903,409         $54,219,935
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            10,903,409          54,219,935

Shares repurchased                         (10,814,070)        (53,411,982)
---------------------------------------------------------------------------
Net increase                                    89,339            $807,953
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,229,014        $124,683,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            19,229,014         124,683,502

Shares repurchased                         (16,889,758)       (107,955,274)
---------------------------------------------------------------------------
Net increase                                 2,339,256         $16,728,228
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,337,348        $152,477,753
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            28,337,348         152,477,753

Shares repurchased                         (29,614,665)       (157,288,996)
---------------------------------------------------------------------------
Net decrease                                (1,277,317)        $(4,811,243)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,940,537        $289,058,780
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            41,940,537         289,058,780

Shares repurchased                         (42,958,893)       (298,996,683)
---------------------------------------------------------------------------
Net decrease                                (1,018,356)        $(9,937,903)
---------------------------------------------------------------------------


Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:



Name of                        Purchase         Sales  Dividend        Market
Affiliate                          Cost          Cost    Income         Value
------------------------------------------------------------------------------
Celox Networks, Inc.                $--   $14,195,566       $--           $--
Centerpoint Broadband
  Technologies, Inc.                 --    21,740,004        --            --
CiDRA Corp.                          --            --        --     3,694,460
Epicentric, Inc. Ser. C              --     2,249,997        --            --
Epicentric, Inc. Ser. D              --     6,399,287        --            --
Estudio LIVE, Inc. (Private)    457,602            --        --     3,799,710
MarketSoft Software Corp.            --            --        --     3,296,619
------------------------------------------------------------------------------
Totals                         $457,602   $44,584,854       $--   $10,790,789
------------------------------------------------------------------------------


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private compa nies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respec tively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981 President and Chief Executive Officer of Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds


The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund+
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds+

California, New York

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN014-203377  024/227/673/2BB  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam OTC & Emerging Growth Fund
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/03

                                                                         NAV

1 year                                                                 16.70%
5 years                                                               -49.07
Annual average                                                        -12.62
10 years                                                               19.93
Annual average                                                          1.83
Life of fund (since class A inception, 11/1/82)
Annual average                                                         10.80

Share value:                                                             NAV

7/31/02                                                                $5.39
7/31/03                                                                $6.29

----------------------------------------------------------------------------

Distributions:  The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: September 26, 2003